RESTRUCTURING COSTS	12 Months Ended
Feb. 29, 2016
RESTRUCTURING COSTS
RESTRUCTURING COSTS

22. RESTRUCTURING COSTS

        In September 2015, the Company implemented a restructuring plan in line with its objective of reducing its net losses and cash usage. The plan included a 23% reduction of the workforce across a variety of functional areas of the business. The restructuring plan impacted staff primarily in China and Canada, and to a lesser extent other countries globally. The corresponding reduction in compensation related spending is intended to help better align the Company's costs with its revenues.

        Restructuring charges of $1,549 related to severance costs have been recognized during the year ended February 29, 2016 [2015 – nil]. As at February 29, 2016 the Company has paid $1,257 in restructuring costs and has a liability of $292 related to restructuring activities on the consolidated balance sheet [2015 – nil].